Exhibit 32.3

CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K of Claire’s Stores, Inc. (the “Company”) for the year ended January 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ira D. Kaplan, Chief Financial Officer of the Company, hereby certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ira D. Kaplan

Ira D. Kaplan
Chief Financial Officer
April 12, 2005